--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date.

---------------------------------------------------------------------------------------
                                          COLLATERAL SUMMARY     RANGES (IF APPLICABLE)
---------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                                2,548
FIXED % / ARMS %                              92.72%/7.28%
TOTAL OUTSTANDING PRINCIPAL BALANCE        $234,955,499.20
AVERAGE PRINCIPAL BALANCE                       $92,211.73       $9,906.06 to $675,000.00
WA MORTGAGE RATE                                    9.349%             6.500% to 15.100%
ARM CHARACTERISTICS

        WA MARGIN                                   7.131%             3.540% to 10.720%
        WA FIRST PERIODIC CAP                       3.000%              3.000% to 3.000%
        WA SUBSEQUENT PERIODIC CAP                  1.000%              1.000% to 1.000%
        WA MAXIMUM RATE                            16.543%            13.440% to 20.500%
        WA MINIMUM RATE                            10.543%             7.440% to 14.500%
WA ORIGINAL TERM (MO.)                                 337              96 to 360 Months
WA REMAINING TERM (MO.)                                337              96 to 360 Months
WA LTV                                              75.30%              5.51% to 100.00%
WA FICO                                                609                    483 to 808
LOAN TYPE

        FIXED                                       92.72%
        3 YR FIXED, 6 MO LI ARM                      7.28%
PROPERTY TYPE

        SINGLE FAMILY                               87.72%
        MULTI FAMILY                                 7.76%
        CONDO                                        3.84%
        MANUFACTURED HOUSING                         0.69%
OCCUPANCY STATUS

        PRIMARY RESIDENCE                           93.82%
        INVESTOR PROPERTY                            5.91%
        SECOND HOME                                  0.27%
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date.

----------------------------------------------------------------------------------------------------------
                                                         COLLATERAL SUMMARY        RANGES (IF APPLICABLE)
----------------------------------------------------------------------------------------------------------
GEOGRAPHIC DISTRIBUTION

other states account individually for less than             CA:      26.38%
5% of pool balance                                          TX:      11.32%
                                                            NY:       6.68%
                                                            MI:       5.85%
                                                            OH:       5.19%

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
LTV > 80.0%                                                                22.75%

LOANS WITH PREPAYMENT PENALTIES                                            74.58%

LATEST MATURITY DATE                                                 January 2032

MORTGAGED PROPERTY LOCATIONS                                    44 States and the
                                                             District of Columbia
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                    LOAN TYPE
----------------------------------------------------------------------------------------------------------------
                                MORTGAGE LOANS          STATISTICAL CALCULATION            % OF STATISTICAL
                                                      DATE PRINCIPAL BALANCE ($)        CALCULATION DATE POOL
                                                                                          PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------
3/27 ARM (Libor)                            199                  $17,097,466.85                         7.28%
Fixed Rate                                2,349                  217,858,032.35                        92.72
----------------------------------------------------------------------------------------------------------------
TOTAL:                                    2,548                 $234,955,499.20                       100.00%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                            CURRENT PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------
($)                             MORTGAGE LOANS          STATISTICAL CALCULATION            % OF STATISTICAL
                                                      DATE PRINCIPAL BALANCE ($)        CALCULATION DATE POOL

                                                                                          PRINCIPAL BALANCE

----------------------------------------------------------------------------------------------------------------
1 - 50,000                                  726                    $26,288,913.86                       11.19%
50,001 - 100,000                          1,047                     74,273,166.77                       31.61
100,001 - 150,000                           389                     47,546,600.24                       20.24
150,001 - 200,000                           188                     32,516,260.93                       13.84
200,001 - 250,000                           107                     23,904,842.39                       10.17
250,001 - 300,000                            41                     11,081,345.04                        4.72
300,001 - 350,000                            21                      6,856,068.19                        2.92
350,001 - 400,000                            13                      4,925,127.99                        2.10
400,001 - 450,000                             8                      3,404,441.07                        1.45
450,001 - 500,000                             4                      1,934,516.26                        0.82
500,001 - 550,000                             3                      1,549,216.46                        0.66
650,001 - 700,000                             1                        675,000.00                        0.29
----------------------------------------------------------------------------------------------------------------
TOTAL:                                    2,548                   $234,955,499.20                      100.00%
----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date.
--------------------------------------------------------------------------------

                             CURRENT MORTGAGE RATES
-------------------------------------------------------------------------------------------------
(%)                                 MORTGAGE     STATISTICAL CALCULATION      % OF STATISTICAL
                                     LOANS       DATE PRINCIPAL BALANCE       CALCULATION DATE
                                                        ($)                    POOL PRINCIPAL
                                                                                  BALANCE
-------------------------------------------------------------------------------------------------
6.251 - 6.500                          2              $138,500.00                   0.06%
6.501 - 6.750                         12             1,445,218.81                   0.62
6.751 - 7.000                         30             3,168,652.73                   1.35
7.001 - 7.250                         21             2,826,635.19                   1.20
7.251 - 7.500                         66             8,319,379.01                   3.54
7.501 - 7.750                         71            10,111,428.53                   4.30
7.751 - 8.000                        167            22,940,568.11                   9.76
8.001 - 8.250                         68             9,463,749.37                   4.03
8.251 - 8.500                        137            15,568,299.78                   6.63
8.501 - 8.750                        283            31,951,689.89                  13.60
8.751 - 9.000                        242            24,274,438.49                  10.33
9.001 - 9.250                         90             8,902,877.64                   3.79
9.251 - 9.500                        101            10,619,866.98                   4.52
9.501 - 9.750                        143            11,502,757.38                   4.90
9.751 - 10.000                       161            13,510,598.87                   5.75
10.001 - 10.250                       83             7,128,681.72                   3.03
10.251 - 10.500                      117             8,551,405.90                   3.64
10.501 - 10.750                       88             6,595,770.18                   2.81
10.751 - 11.000                       98             6,926,881.31                   2.95
11.001 - 11.250                       60             3,447,878.01                   1.47
11.251 - 11.500                       67             4,164,138.86                   1.77
11.501 - 11.750                       73             4,214,668.87                   1.79
11.751 - 12.000                       90             5,260,655.03                   2.24
12.001 - 12.250                       46             2,848,841.98                   1.21
12.251 - 12.500                       48             2,224,622.86                   0.95
12.501 - 12.750                       43             2,085,480.28                   0.89
12.751 - 13.000                       40             2,292,196.65                   0.98
13.001 (greater than or equal to)     01             4,469,616.77                   1.90
-------------------------------------------------------------------------------------------------
TOTAL:                             2,548          $234,955,499.20                 100.00%
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date.
--------------------------------------------------------------------------------
                        ORIGINAL TERM TO STATED MATURITY
--------------------------------------------------------------------------------
(MONTHS)              MORTGAGE     STATISTICAL CALCULATION    % OF STATISTICAL
                       LOANS       DATE PRINCIPAL BALANCE     CALCULATION DATE
                                            ($)                POOL PRINCIPAL
                                                                  BALANCE
--------------------------------------------------------------------------------
73 - 96                    1               $24,828.02                0.01%
97 - 120                  37             1,442,365.64                0.61
145 - 168                  2               134,500.00                0.06
169 - 192                387            21,440,644.84                9.13
193 - 216                  1               100,000.00                0.04
217 - 240                116             8,931,277.59                3.80
265 - 288                  1                75,200.00                0.03
289 - 312                  4               389,824.77                0.17
337 - 360              1,999           202,416,858.34               86.15
--------------------------------------------------------------------------------
TOTAL:                 2,548          $234,955,499.20              100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      REMAINING TERM TO STATED MATURITY
--------------------------------------------------------------------------------
(MONTHS)              MORTGAGE     STATISTICAL CALCULATION    % OF STATISTICAL
                       LOANS       DATE PRINCIPAL BALANCE     CALCULATION DATE
                                            ($)                POOL PRINCIPAL
                                                                  BALANCE
--------------------------------------------------------------------------------
85 - 96                    1               $24,828.02                0.01%
109 - 120                 37             1,442,365.64                0.61
145 - 156                  1                84,500.00                0.04
157 - 168                  1                50,000.00                0.02
169 - 180                387            21,440,644.84                9.13
205 - 216                  1               100,000.00                0.04
217 - 228                  1               268,387.73                0.11
229 - 240                115             8,662,889.86                3.69
277 - 288                  1                75,200.00                0.03
289 - 300                  4               389,824.77                0.17
349 - 360              1,999           202,416,858.34               86.15
--------------------------------------------------------------------------------
TOTAL:                 2,548          $234,955,499.20              100.00%
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date.
--------------------------------------------------------------------------------
                               LOAN-TO-VALUE RATIO
--------------------------------------------------------------------------------
(%)                   MORTGAGE    STATISTICAL CALCULATION    % OF STATISTICAL
                       LOANS      DATE PRINCIPAL BALANCE     CALCULATION DATE
                                            ($)               POOL PRINCIPAL
                                                                  BALANCE
--------------------------------------------------------------------------------
0.01 - 10.00                3               $74,482.45                0.03%
10.01 - 20.00              22               623,453.87                0.27
20.01 - 30.00              49             2,141,202.30                0.91
30.01 - 40.00              49             2,405,778.12                1.02
40.01 - 50.00             100             5,474,800.38                2.33
50.01 - 60.00             182            13,605,620.22                5.79
60.01 - 65.00             157            12,178,539.04                5.18
65.01 - 70.00             296            26,471,547.00               11.27
70.01 - 75.00             448            38,355,164.73               16.32
75.01 - 80.00             783            80,178,936.29               34.13
80.01 - 85.00             231            25,441,854.73               10.83
85.01 - 90.00             178            21,426,757.14                9.12
90.01 - 95.00              34             4,573,249.97                1.95
95.01 - 100.00             16             2,004,112.96                0.85
--------------------------------------------------------------------------------
TOTAL:                  2,548          $234,955,499.20              100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 OCCUPANCY TYPE
--------------------------------------------------------------------------------
                     MORTGAGE     STATISTICAL CALCULATION    % OF STATISTICAL
                      LOANS       DATE PRINCIPAL BALANCE     CALCULATION DATE
                                            ($)               POOL PRINCIPAL
                                                                  BALANCE
--------------------------------------------------------------------------------
Primary Residence      2,335           $220,434,010.22               93.82%
Investor Property        204             13,896,313.98                5.91
Second Home                9                625,175.00                0.27
--------------------------------------------------------------------------------
TOTAL:                 2,548           $234,955,499.20              100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  PROPERTY TYPE
--------------------------------------------------------------------------------
                       MORTGAGE    STATISTICAL CALCULATION    % OF STATISTICAL
                        LOANS      DATE PRINCIPAL BALANCE     CALCULATION DATE
                                             ($)               POOL PRINCIPAL
                                                                   BALANCE
--------------------------------------------------------------------------------
Single Family            2,283          $206,108,990.42               87.72%
Multi-family               163            18,223,725.43                7.76
Condo                       80             9,012,975.86                3.84
Manufactured Housing        22             1,609,807.49                0.69
--------------------------------------------------------------------------------
TOTAL:                   2,548          $234,955,499.20              100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date.
--------------------------------------------------------------------------------
                                     STATES
--------------------------------------------------------------------------------
                        MORTGAGE    STATISTICAL CALCULATION    % OF STATISTICAL
                         LOANS      DATE PRINCIPAL BALANCE     CALCULATION DATE
                                              ($)               POOL PRINCIPAL
                                                                    BALANCE
--------------------------------------------------------------------------------
Arizona                      45              $3,792,654.68               1.61%
Arkansas                     11                 377,053.52               0.16
California                  388              61,988,862.72              26.38
Colorado                     13               2,017,982.45               0.86
Connecticut                  21               2,452,949.43               1.04
District of Columbia          1                  86,959.41               0.04
Florida                     133              10,121,485.39               4.31
Georgia                      39               3,158,653.81               1.34
Hawaii                       35               6,715,057.13               2.86
Idaho                         9                 596,594.18               0.25
Illinois                     83               6,018,397.95               2.56
Indiana                      26               1,962,048.05               0.84
Iowa                        105               6,395,811.43               2.72
Kansas                        8                 472,114.07               0.20
Kentucky                     13               1,071,009.89               0.46
Louisiana                    15                 952,532.81               0.41
Maryland                     22               2,221,124.81               0.95
Massachusetts                35               5,576,913.07               2.37
Michigan                    217              13,735,969.38               5.85
Minnesota                    49               5,798,131.40               2.47
Mississippi                  13                 601,353.36               0.26
Missouri                     71               3,989,261.19               1.70
Montana                       9               1,095,112.86               0.47
Nebraska                      2                  95,000.00               0.04
Nevada                       38               3,381,289.97               1.44
New Hampshire                 2                 104,969.75               0.04
New Jersey                   33               3,643,987.50               1.55
New Mexico                    1                  52,000.00               0.02
New York                    129              15,691,308.48               6.68
North Carolina               62               3,965,192.76               1.69
Ohio                        185              12,188,811.82               5.19
Oklahoma                     35               1,846,749.18               0.79
Oregon                       20               2,829,406.17               1.20
Pennsylvania                 65               4,477,952.55               1.91
Rhode Island                 13               1,435,357.96               0.61
South Carolina                9                 505,771.45               0.22
South Dakota                  1                  43,200.00               0.02
Tennessee                    78               4,338,968.87               1.85
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date.
--------------------------------------------------------------------------------
                                     STATES
--------------------------------------------------------------------------------
                        MORTGAGE    STATISTICAL CALCULATION    % OF STATISTICAL
                         LOANS      DATE PRINCIPAL BALANCE     CALCULATION DATE
                                              ($)               POOL PRINCIPAL
                                                                    BALANCE
--------------------------------------------------------------------------------
(continued)
Texas                      379              $26,588,374.11             11.32%
Utah                        13                1,216,004.94              0.52
Virginia                    45                3,716,802.94              1.58
Washington                  45                5,447,918.85              2.32
West Virginia                4                  219,759.63              0.09
Wisconsin                   27                1,904,639.28              0.81
Wyoming                      1                   64,000.00              0.03
-------------------------------------------------------------------------------
TOTAL:                   2,548             $234,955,499.20            100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date.
--------------------------------------------------------------------------------
                               ORIGINATION CHANNEL
--------------------------------------------------------------------------------
                       MORTGAGE    STATISTICAL CALCULATION    % OF STATISTICAL
                        LOANS      DATE PRINCIPAL BALANCE     CALCULATION DATE
                                             ($)               POOL PRINCIPAL
                                                                   BALANCE
--------------------------------------------------------------------------------
Wholesale/Broker            780            $90,239,921.11              38.41%
Retail                    1,768            144,715,578.09              61.59
-------------------------------------------------------------------------------
TOTAL:                    2,548           $234,955,499.20             100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               DOCUMENTATION TYPE
--------------------------------------------------------------------------------
                       MORTGAGE    STATISTICAL CALCULATION    % OF STATISTICAL
                        LOANS      DATE PRINCIPAL BALANCE     CALCULATION DATE
                                             ($)               POOL PRINCIPAL
                                                                   BALANCE
--------------------------------------------------------------------------------
Full                      2,198           $199,360,736.84               84.85%
Stated                      312             32,402,680.20               13.79
Light                        38              3,192,082.16                1.36
--------------------------------------------------------------------------------
TOTAL:                    2,548           $234,955,499.20              100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  CREDIT GRADE
--------------------------------------------------------------------------------
                        MORTGAGE    STATISTICAL CALCULATION    % OF STATISTICAL
                         LOANS      DATE PRINCIPAL BALANCE     CALCULATION DATE
                                              ($)               POOL PRINCIPAL
                                                                    BALANCE
--------------------------------------------------------------------------------
A+                           124            $10,802,298.21               4.60%
A                            457             48,797,961.24              20.77
A-                           822             86,455,963.83              36.80
B+                           178             14,563,428.19               6.20
B                            401             34,178,184.94              14.55
B-                            79              5,586,301.47               2.38
C+                            74              4,683,804.59               1.99
C                            280             20,601,134.07               8.77
C-                            55              5,346,325.54               2.28
D                             78              3,940,097.12               1.68
--------------------------------------------------------------------------------
TOTAL:                     2,548           $234,955,499.20             100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date.

----------------------------------------------------------------------------------------------
                                   FICO SCORE
----------------------------------------------------------------------------------------------
                                MORTGAGE    STATISTICAL CALCULATION    % OF STATISTICAL
                                 LOANS      DATE PRINCIPAL BALANCE     CALCULATION DATE
                                                      ($)               POOL PRINCIPAL
                                                                            BALANCE
----------------------------------------------------------------------------------------------
Not Available                      22             $2,056,980.09                 0.88%
483 - 540                         271             20,317,822.20                 8.65
541 - 580                         569             47,475,132.21                20.21
581 - 620                         748             72,940,233.24                31.04
621 - 660                         602             61,480,370.40                26.17
661 - 700                         210             19,513,568.43                 8.31
701 - 740                          83              7,714,776.40                 3.28
741 - 780                          33              2,658,629.02                 1.13
781 (greater than or equal to)     10                797,987.21                 0.34
----------------------------------------------------------------------------------------------
TOTAL:                          2,548           $234,955,499.20               100.00%
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                     MARGIN
----------------------------------------------------------------------------------------------
(%)                             MORTGAGE    STATISTICAL CALCULATION    % OF STATISTICAL
                                 LOANS      DATE PRINCIPAL BALANCE     CALCULATION DATE
                                                      ($)               POOL PRINCIPAL
                                                                            BALANCE
----------------------------------------------------------------------------------------------
3.501 - 4.000                        2                 $354,150.97              2.07%
4.001 - 4.500                        1                  103,308.86              0.60
4.501 - 5.000                        4                  474,246.24              2.77
5.001 - 5.500                        2                  121,673.34              0.71
5.501 - 6.000                       17                1,275,202.36              7.46
6.001 - 6.500                       48                4,025,993.11             23.55
6.501 - 7.000                       42                3,398,669.16             19.88
7.001 - 7.500                       16                1,363,810.90              7.98
7.501 - 8.000                       16                1,531,524.20              8.96
8.001 - 8.500                       17                1,939,045.31             11.34
8.501 - 9.000                       10                  890,526.00              5.21
9.001 - 9.500                        5                  481,585.35              2.82
9.501 - 10.000                      17                1,009,379.65              5.90
10.001 (greater than or equal to)    2                  128,351.40              0.75
----------------------------------------------------------------------------------------------
TOTAL:                             199              $17,097,466.85            100.00%
----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date.

--------------------------------------------------------------------------------------------------------
                            NEXT RATE ADJUSTMENT DATE
--------------------------------------------------------------------------------------------------------
                                           MORTGAGE    STATISTICAL CALCULATION    % OF STATISTICAL
                                            LOANS      DATE PRINCIPAL BALANCE     CALCULATION DATE
                                                                 ($)               POOL PRINCIPAL
                                                                                       BALANCE
--------------------------------------------------------------------------------------------------------
May, 2004                                       3               $245,928.08                 1.44%
June, 2004                                      8                617,421.93                 3.61
July, 2004                                     28              2,111,474.07                12.35
August, 2004                                   33              2,402,119.90                14.05
September, 2004                                20              1,844,543.39                10.79
October, 2004                                  12              1,056,828.64                 6.18
November, 2004                                  6                515,531.84                 3.02
December, 2004                                 70              6,044,688.00                35.35
January, 2005                                  19              2,258,931.00                13.21
--------------------------------------------------------------------------------------------------------
TOTAL:                                        199            $17,097,466.85               100.00%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                              MAXIMUM MORTGAGE RATE
--------------------------------------------------------------------------------------------------------
(%)                                        MORTGAGE    STATISTICAL CALCULATION    % OF STATISTICAL
                                            LOANS      DATE PRINCIPAL BALANCE     CALCULATION DATE
                                                                 ($)               POOL PRINCIPAL
                                                                                       BALANCE
--------------------------------------------------------------------------------------------------------
13.001 - 13.500                                 1               $259,211.55                 1.52%
13.501 - 14.000                                 1                103,308.86                 0.60
14.001 - 14.500                                 1                 94,939.42                 0.56
14.501 - 15.000                                10              1,064,524.34                 6.23
15.001 - 15.500                                18              2,308,701.49                13.50
15.501 - 16.000                                34              3,163,443.49                18.50
16.001 - 16.500                                26              2,739,490.88                16.02
16.501 - 17.000                                29              2,438,897.96                14.26
17.001 - 17.500                                22              1,190,692.07                 6.96
17.501 - 18.000                                17              1,299,449.67                 7.60
18.001 - 18.500                                17                995,024.53                 5.82
18.501 - 19.000                                13                936,497.75                 5.48
19.001 - 19.500                                 6                242,252.87                 1.42
19.501 - 20.000                                 2                145,666.41                 0.85
20.001 (greater than or equal to)               2                115,365.56                 0.67
--------------------------------------------------------------------------------------------------------
TOTAL:                                        199            $17,097,466.85               100.00%
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date.
--------------------------------------------------------------------------------
                              MINIMUM MORTGAGE RATE
--------------------------------------------------------------------------------
(%)                    MORTGAGE    STATISTICAL CALCULATION    % OF STATISTICAL
                        LOANS      DATE PRINCIPAL BALANCE     CALCULATION DATE
                                             ($)               POOL PRINCIPAL
                                                                   BALANCE
--------------------------------------------------------------------------------
7.001 - 7.500               1                 $259,211.55               1.52%
7.501 - 8.000               1                  103,308.86               0.60
8.001 - 8.500               1                   94,939.42               0.56
8.501 - 9.000              10                1,064,524.34               6.23
9.001 - 9.500              18                2,308,701.49              13.50
9.501 - 10.000             34                3,163,443.49              18.50
10.001 - 10.500            26                2,739,490.88              16.02
10.501 - 11.000            29                2,438,897.96              14.26
11.001 - 11.500            22                1,190,692.07               6.96
11.501 - 12.000            17                1,299,449.67               7.60
12.001 - 12.500            17                  995,024.53               5.82
12.501 - 13.000            13                  936,497.75               5.48
13.001 - 13.500             6                  242,252.87               1.42
13.501 - 14.000             2                  145,666.41               0.85
14.001 - 14.500             2                  115,365.56               0.67
-------------------------------------------------------------------------------
TOTAL:                    199              $17,097,466.85             100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              INITIAL PERIODIC RATE
--------------------------------------------------------------------------------
(%)                    MORTGAGE    STATISTICAL CALCULATION    % OF STATISTICAL
                        LOANS      DATE PRINCIPAL BALANCE     CALCULATION DATE
                                             ($)               POOL PRINCIPAL
                                                                   BALANCE
--------------------------------------------------------------------------------
2.501 - 3.000             199              $17,097,466.85             100.00%
--------------------------------------------------------------------------------
TOTAL:                    199              $17,097,466.85             100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PERIOD CAP
--------------------------------------------------------------------------------
(%)                    MORTGAGE    STATISTICAL CALCULATION    % OF STATISTICAL
                        LOANS      DATE PRINCIPAL BALANCE     CALCULATION DATE
                                             ($)               POOL PRINCIPAL
                                                                   BALANCE
--------------------------------------------------------------------------------
0.501 - 1.000             199              $17,097,466.85             100.00%
--------------------------------------------------------------------------------
TOTAL:                    199              $17,097,466.85             100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).